THE BIONDO GROWTH FUND

a series of Northern Lights Fund Trust

Investor Class: BIONX

Class C: BIOCX

Supplement dated February 13, 2013 to the Prospectuses and the Statement of Additional Information (“SAI”) dated dated June 1, 2012

The following supersedes any contrary information contained in any current Prospectus or the Fund’s SAI.

 On February 7, 2013, the Board of Trustees of Northern Lights Fund Trust voted to suspend the sale of Class C Shares of The Biondo Growth Fund (the "Fund").  Additionally, it was determined that, in accordance with the Agreement and Declaration of Trust, the Fund's outstanding Class C shares will be exchanged for Investor Class shares of the Fund as of February 28, 2013.  Shareholders who have their shares exchanged to Investor Class shares from Class C shares will have their shares exchanged at the Fund's net asset value ("NAV") as of February 28, 2013.

Accordingly, the following sections of the prospectus have been amended:

References to Class C Shares.  All references to Class C shares in the prospectus and SAI are omitted effective as of March 1, 2013.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy Class C shares of the Fund from any new investors or existing shareholders.  To the extent there are any dividend payments on or after February 28, 2013, they will be automatically reinvested in additional Investor Class shares of the Fund, unless the former shareholders of Class C shares elected to receive them in cash or automatically reinvest them in shares of other funds within the Trust.

After February 13, 2013 and prior to February 28, 2013, you may redeem your investment in Class C shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund’s Class C shares is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR CLASS C SHARES OF THE FUND PRIOR TO FEBRUARY 28, 2013 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-800-672-9152.

You should read this Supplement in conjunction with the Prospectuses for Investor Class and Class C shares, and the Statement of Additional Information dated June 1, 2012, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-800-672-9152.